JUPITER WELLNESS

Next Frontier
PHARMACEUTICALS, INC.

December 28, 2021


Corporate Overview

DISCLAIMERS

FORWARD LOOKING STATEMENTS

This communication contains forward-looking statements regarding Jupiter Wellness, Inc., a Delaware Corporation ("Jupiter Wellness") including, but not limited to, statements related to the proposed acquisition of Next Frontier Pharmaceuticals, Inc., a Delaware Corporation ("Next Frontier Pharmaceuticals") and the anticipated timing, results and benefits thereof, including the potential for Jupiter Wellness to accelerate its growth and cannabinoid business, and for the proposed acquisition to provide long-term growth opportunities to create value for stockholders. Other statements are not historical facts. You can generally identify forward-looking statements by the use of forward-looking terminology such as "anticipate," "believe," "continue," "could," "estimate," "expect," "explore," "evaluate," "intend," "may," "might," "plan," "potential," "predict," "project," "seek," "should," or "will," or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the companies' current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties, many of which are beyond Jupiter Wellness' control. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: Jupiter Wellness' and Next Frontier Pharmaceuticals' ability to complete the acquisition on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary regulatory and stockholder approvals, and satisfaction of other closing conditions to consummate the proposed acquisition; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction; risks related to diverting the attention of management from ongoing business operations; failure to realize the expected benefits of the proposed acquisition; significant transaction costs and/or unknown or inestimable liabilities; the risk of intra-corporate litigation in connection with the proposed transaction, including resulting expense or delay; the risk that Next Frontier Pharmaceuticals' business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; risks related to future opportunities and plans for Jupiter Wellness following the possible consummation of the proposed acquisition, including the uncertainty of expected future regulatory filings, financial performance and results of Jupiter Wellness following completion of the proposed acquisition; Next Frontier Pharmaceuticals' dependence on the successful commercialization of SYNDROS and the uncertain market potential of SYNDROS; pharmaceutical product development and the uncertainty of clinical success; the regulatory approval process, including the risks that Jupiter Wellness may be unable to submit anticipated regulatory filings on the timeframe anticipated, or at all, or that Jupiter Wellness may be unable to obtain regulatory approvals of any of its product candidates, and SYNDROS for additional indications, in a timely manner or at all; disruption from the proposed acquisition, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers; effects relating to the announcement of the proposed acquisition or any further announcements or the consummation of the proposed acquisition on the market price of Jupiter Wellness' common stock; the possibility that, if Jupiter Wellness does not achieve the perceived benefits of the proposed acquisition as rapidly or to the extent anticipated by financial analysts or investors, the market price of Jupiter Wellness' common stock could decline; potential litigation associated with the proposed acquisition; regulatory initiatives and changes in tax laws; market volatility; and other risks and uncertainties affecting Jupiter Wellness and Next Frontier Pharmaceuticals and, including those described from time to time under the caption "Risk Factors" and elsewhere in Jupiter Wellness' Securities and Exchange Commission (SEC) filings and reports, including Jupiter Wellness' Annual Report on Form 10-K for the year ended December 31, 2020 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, and future filings and reports by Jupiter Wellness. In addition, the extent of the impact on Jupiter Wellness' ability to generate sales of and revenues from its approved products, execute on new product launches, its clinical development and regulatory efforts, its corporate development objectives and the value of and market for its common stock, will depend on future developments that are highly uncertain and cannot be predicted with confidence at this time. Moreover, other risks and uncertainties of which Jupiter Wellness is not currently aware may also affect each of the companies' forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Investors are cautioned that forward-looking statements are not guarantees of future performance. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events at such dates, even if they are subsequently made available by Jupiter Wellness on its website or otherwise. Jupiter Wellness undertakes no obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

DISCLAIMERS

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction, Jupiter Wellness intends to file a proxy and registration statement with the SEC and may also file other relevant documents with the SEC regarding the proposed transaction. The definitive proxy statement (if and when available) will be mailed to shareholders of Jupiter Wellness. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (WHICH WILL INCLUDE AN EXPLANATORY STATEMENT IN RESPECT OF THE MERGER AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the proxy statement (if and when available) and other documents containing important information about Jupiter Wellness, Next Frontier Pharmaceuticals and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Jupiter Wellness will be available free of charge on Jupiter Wellness' website at www.jupiterwellness.com.

PARTICIPANTS IN THE SOLICITATION

Jupiter Wellness, Next Frontier Pharmaceuticals, their respective directors and certain of their executive officers and other employees may be deemed to be participants in the solicitation of proxies from Jupiter Wellness' security holders in connection with the proposed transaction. Information about Jupiter Wellness' directors and executive officers is set forth in Jupiter Wellness' proxy statement on Schedule 14A for its 2021 Annual General Meeting, which was filed with the SEC on November 3, 2021 and subsequent statements of beneficial ownership on file with the SEC. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Jupiter Wellness security holders in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC.

NO OFFER OR SOLICITATION

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended (Securities Act), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

GENERAL DISCLAIMER

Statements included herein by management, where appropriate, include the qualification "We believe" and should be read as management's viewpoint on the matter, and there shall be no guarantee that such believe will be realized.

Jupiter Wellness has Agreed to Merge with Next Frontier Pharmaceuticals to Create a Leading Drug Development and Manufacturing Platform for Pharmaceutical Cannabinoids and Psychedelics

CORPORATE OVERVIEW

Drug Developer and Manufacturer of Pharmaceutical Cannabinoids and Psychedelics*

Only US-Based FDA Approved Cannabinoid (THC) and One of the Largest Captive Synthetic Cannabinoid Manufacturing Facilities in the US

FDA Approved Synthetic Cannabinoid

SYNDROS®
(dronabinol) oral solution, CII


SYNDROS
Benuvia

SYNDROS® is a Prescription Medicine Used in Adults to Treat: Chemotherapy-Induced Nausea, Vomiting in Cancer Patients and Loss of Appetite in HIV/AIDS Patients

One of Four FDA Approved Cannabinoids Worldwide

Patent No. US8628796B2

505(b)(2) Pipeline

BUPRENORPHINE Global Rights	Used for the Treatment of Pain
DICLOFENAC Global Rights	Used for the Treatment of Pain
ONDANSETRON Global Rights	Used for the Treatment CINV
SILDENAFIL Global Rights	Used for the Treatment E.D.
RIZATRIPTAN Global Rights	Used for the Treatment Migraines

505(b)(1) / OTC Products

Photocil Exclusive US Rights	Used for the Treatment Psoriasis
JW-100 Global Rights	Used for the Treatment Eczema
JW-200 Global Rights	Used for the Treatment Skin Cancer
JW-300 Global Rights	Used for the Treatment of Burns
JW-400 Global Rights	Used for the Treatment Herpes

Active Pharmaceutical Ingredient Manufacturing

Organic and Synthetic Cannabinoids and Psychedelics*







2017 DEA Approval | **2016 FDA Approval** | **cGMP Manufacturing**

- 83,000 Sq. Ft. Multifunctional Modern Leased Facility
- 2 DMFs: 19207 and (32552)
- Schedule I-III Controlled Substances License
- Significant Amounts Invested in Manufacturing Infrastructure; Leased Facility

*Psychedelics Manufacturing License Pending

ANTICIPATED LEADERSHIP TEAM FOR JUPITER WELLNESS


Shannon Soqui — Executive Chairman


Dr. Angela Drew PhD — Board Member


Giles Moss — Board Member


Dr. Glynn Wilson — Board Member


Christopher Melton — Board Member


Scott Aladeen — Chief Operating Officer


Brandon Kidd — Chief Business Development Officer


Richard Warlick — VP Manufacturing


Marilynn Martyn — Chief of Staff


Blake Dean — Director Of DEA and Environmental


Erik Fordyce — VP Financial Reporting


Thrimoorthy Potta — VP Formulation R&D


Jim Mitchell — VP API R&D


Jake Black — VP Phyto API


Warren Horton — VP Quality R&D


Cheryl Zwirgzdas — Head of CMC

Board | Management

INVESTMENT HIGHLIGHTS

Pharmaceutical Cannabinoid Markets are Large and Growing

- Future Growth Segments: Pain, Inflammation, Insomnia, Anxiety, Nausea and Mental Wellness
- New Opportunities in the Development of Entheogens

SYNDROS®: The Only CII Tetrahydrocannabinol (THC) Oral Solution Approved by the FDA

- Approved for Adults as a Second-Line Treatment of Chemotherapy Induced Nausea and Vomiting ("CINV") and for Anorexia Associated with Weight Loss in Patients with Acquired Immune Deficiency Syndrome (AIDS)
- Regulatory Compliance and Post Approval Studies to be Completed in 2022

83,000 Square Foot Captive Synthetic Cannabinoid Manufacturing Facility

- DEA Permit for Schedule I-III Controlled Substances
- FDA Registered and cGMP Certified
- Active Pharmaceutical Ingredients (API) Manufacturing

Unique Advantages: Robust Portfolio of Patents and Proprietary Manufacturing Processes

- API Validated; Full Technical Package Available for CBD
- 2 Drug Master Files (THC and CBD)
- Several CBD Process and Formulation Patent Applications

Attractive Revenue and Earnings Growth Outlook

- Attractive Gross Margins with a Backlog of Revenue

Experienced Management Team: Leadership with a History of Execution

- Team of Executives with a History of Execution in Pharmaceuticals, Business Operations and Corporate Governance

DRUG PRODUCT PLATFORM

Focus on Developing and Commercializing FDA Approved 505(b)(2) and OTC Products

FDA 505(b)(2) Approved

SYNDROS®
(dronabinol) oral solution, CII


SYNDROS
Benuvia

505(b)(2) Development Pipeline

Product	Use
BUPRENORPHINE	Used for the Treatment of Pain
DICLOFENAC	Used for the Treatment of Pain
ONDANSETRON	Used for the Treatment CINV
SILDENAFIL	Used for the Treatment E.D. and PAH.
RIZATRIPTAN	Used for the Treatment Migraines

505(b)(1) / OTC Product Platform

Product	Indication	Details
Photocil®	**Exclusive U.S. License**	Clinically-proven relief for psoriasis and vitiligo symptoms
JW-100 (ECZEMA)	**Topical Treatment of Eczema**	CBD & Aspartame (ASN) (Cox-2 inhibitors)
JW-200 (ACTINIC KERATOSIS)	**Prophylactic Treatment of the Most Common Precancer That Forms on The Skin as a Result of Exposure to Ultraviolet (UV) Rays**	CBD & Aspartame (ASN) (Cox-2 inhibitors)
JW-300 (BURNS)	**Topical Treatment of First-degree Burns**	Works through Endocannabinoid System and inhibition of proteolytic enzymes involved in inflammation and pain
JW-400 (HERPES)	**Topical Treatment of Herpes Labialis (Cold Sores)**	CaniDermRx Dual Mechanism of Action & Relief: CBD & Aspartame (ASN) (Cox-2 inhibitors)

Additional Assets Currently in Various Stages of Development by New Frontier Pharmaceuticals

Innovative Drug Development Platforms Including Spray Technology, Oral Solutions, Inhalation Aerosol and Tablets are being pursued by New Frontier Pharmaceuticals

SYNDROS® (Dronabinol) is the First and only FDA Approved CII Tetrahydrocannabinol (THC) Oral Solution


NDC 20482-335-30
SYNDROS™
(dronabinol)
oral solution
5 mg/mL
Dispense in original container with oral syringe for administration
30 mL
Rx Only
For Oral Administration Only
Benuvia

SYNDROS®
(dronabinol) oral solution, CII

SYNDROS ® is a Prescription Medicine Used in Adults to Treat:

Nausea and vomiting caused by anti-cancer medicine (chemotherapy) in people whose nausea and vomiting have not improved with usual anti-nausea medicines; and Loss of appetite (anorexia) in people with AIDS (Acquired Immune Deficiency Syndrome) who have lost weight.

SYNDROS® is the first and Only FDA approved Liquid Dronabinol (THC) with a consistent, synthetic formulation targeting the cannabinoid receptors

SYNDROS® provides fast initial absorption
Absorption: Cannabis detected in blood plasma levels in 15 minutes in 100% fasting adult patients on liquid dronabinol vs <25% on dronabinol capsules

SYNDROS® demonstrated lower interindividual absorption variability versus the capsule formulation
This has implications with regards to providing more consistent drug delivery for patients

SYNDROS® provides tailored, flexible dosing allowing titration without additional prescriptions (BSA Dosing for CINV)

SYNDROS® is an option for patients who are already taking multiple pills, prefer liquid medications, have difficulty swallowing pills and who need medications administered in feeding tubes

505(b)(2) CLINICAL PIPELINE: PAIN, MIGRAINES AND OTHER AILMENTS

PRODUCT	THERAPY (INDICATION)	FORMULATION	FORMULATION IN PROGRESS	FORMULATION FINALIZED	PHASE 1	PHASE 2	PHASE 3	MARKETING AUTHORIZATION	IP
BUPRENORPHINE	MODERATE TO SEVERE PAIN	SUBLINGUAL	MARKET AUTHORIZATION WAS DENIED FOR ACUTE PAIN BUT CAN BE PURSUED FOR CHRONIC PAIN						Patent No. 9,216,175
BUPRENORPHINE + NALOXONE	OPIOID WITHDRAWL	SUBLINGUAL							Patent No. 9,839,611
DICLOFENAC	PAIN	SUBLINGUAL							Patent No. 9,855,234
RIZATRIPTAN	MIGRAINE	INTRANASAL							Application No. US 20190224171
SILDENAFIL	ERECTILE DYSFUNCTION	SUBLINGUAL							Patent No. 9,370,518
ONDANSETRON	NAUSEA AND VOMITING ASSOCIATED WITH CHEMOTHERAPY	SUBLINGUAL							Patent No. 9,566,233

505(b)(1) / OTC CLINICAL PIPELINE: SKIN AILMENTS

INDICATION	PHASE 1 EQUIVALENT	PHASE 2	PHASE 3
ECZEMA HEAD-TO-HEAD TRIAL COMPARING JW-100 & EUCRISA®			COMPLETION Q2 2022
ECZEMA JW -100 STUDY COMPLETED		MET EFFICACY ENDPOINT	
ECZEMA JW -100		FDA IND MEETING Q1 2022	
ACTINIC KERATOSIS JW - 200 STUDY ONGOING		COMPLETION Q1 2022	
BURNS JW-300 STUDY COMPLETED		MET EFFICACY ENDPOINT	
HERPES COLD SORES JW - 400 STUDY ONGOING		COMPLETION Q2 2022	

JW-100 A BETTER TREATMENT FOR ECZEMA

Competition	Administration	Efficacy	Safety
DUPIXENT (dupilumab) Injection 300mg Sanofi	**Injection**	**36%** of patients had clear to almost clear skin when given with topical corticosteroids vs 12% with just topical corticosteroids at 52 weeks	**Common Side Effects:** Injection site reactions, chronic rhinosinusitis, insomnia, joint pain, gastritis, high white blood cell count **Other Side Effects:** Inflammation of blood vessels, eye pain, changes in vision, severe allergic reactions including rash, dizziness, swelling of face, mouth and tongue, trouble breathing
eucrisa crisaborole ointment 2% Pfizer	**Topical**	**33%** of patients had clear to almost clear vs 18-24% for placebo at 29 days	**Common Side Effects:** Burning or stinging at application site **Other Side Effects:** Severe allergic reactions including rash, dizziness, trouble breathing
JW-100	**Topical**	**50%** of patients had clear to almost clear vs 15% in placebo at 14 days*	**Zero adverse effects**

*To date, the JW-100 trials have been smaller than competitor product trials

PHARMACEUTICAL INDICATIONS & MARKETS

Existing Indications	Competing Products	
PAIN	OXYCONTIN (OXYCODONE HCl) EXTENDED-RELEASE TABLETS; Vicodin HP 10/325mg.	**OxyCotin:** Timed-release formula of oxycodone, a narcotic analgesic (medication that reduces pain) **Vicodin:** Analgesic drug containing acetaminophen and hydrocodone (an opioid resembling codeine
CINV	Akynzeo netupitant/palonosetron; CINVANTI (aprepitant) injectable emulsion 130 mg	**Akynzeo:** Combination of netupitant and palonosetron medications, used with dexamethasone to prevent nausea and vomiting **Cinvanti:** Injectable emulsion, for the prevention of acute and delayed nausea and vomiting associated with HEC
ECZEMA	eucrisa crisaborole ointment 2%; DUPIXENT (dupilumab) Injection 300mg	**Eucrisa:** Prescription ointment used to treat mild-to-moderate atopic dermatitis **Dupixent:** Prescription injection
SKIN CANCER	Aldara (imiquimod); Zyclara 3.75% (imiquimod) cream/crème; EFUDEX-40; actikerall 0.5% 5-Fluorouracil · 10% Salicylic acid	**Imiquimods: Aldara & Zyclara** **5-fluorouracils: Efudex, Actikerall**
BURNS	Silvadene	**Silvadene:** Generic silver sulfadiazine sold by Pfizer (Side Effects: Pain, itching, discoloration of skin, liver inflammation)
HERPES COLD SORES	abreva	**Abreva:** Non-prescription OTC topical cream (Side Effects: redness or swelling)

PHARMACEUTICAL CANNABINOID MANUFACTURING

Active, Large Cannabinoid and API Manufacturing Facility*

One of the Largest Captive Synthetic Cannabinoid Manufacturing Facilities in the US

FDA-Inspected Site for Manufacturing, Packaging and Testing of Active Pharmaceutical Ingredients



Location: Texas, United States

2016 FDA Approval

2017 DEA Approval

cGMP Manufacturing



- DEA Schedule I-III Controlled Substance Manufacturing Permits
- 2 DMFs: (19207 and 32552)
- New DMFs In 2022, Including a New Process for D9

Active Pharmaceutical Ingredient Manufacturing

83,000 Sq.Ft Manufacturing Space

- Built in 2012, GMP Manufacturing Facility for Both API and Drug Development

API Synthesis

- cGMP Synthesis for Grams to Multi-kilo Scale Including Purification Capabilities (Distillation, Crystallization, and Chromatography)

Drug Product Formulation

- Chemistry and Formulations Expertise
- Preclinical and Clinical Drug Product Formulations
- Dosage Form Development
- Packaging and Labelling
- Storage and Testing

QC Testing

- Fully Equipped QC Lab Utilizing HPLC, UV, GC Instrumentation as Well as Wet Chemical Testing, All Employing Validated and/or USP Compendial Methods

Independent QA

- QA Group Responsible for Independent Audits, FDA Communications, and Ensuring Compliance with all Applicable State and Federal Regulations

CDMO Capacity

- Multifunctional Manufacturing Capacity to Flexibly Accommodate Various Partner Needs
- Up to Metric Ton Annual Scale

Significant Investment in Equipment and Infrastructure

* The Facility is Leased

CANNABINOID DRUG DEVELOPMENT AND MANUFACTURING PROCESS GENERALLY

End-to-End CDMO


Integrated CDMO - Pharmaceutical, Cannabinoids and Controlled Substances
Research and Discovery
Development, Small Scale Manufacturing and Scale-Up
Commercial
Preclinical R&D
Investigative New Drug Application
Phase I
Phase II
Phase III
New Drug Application*
Pre-Approval Inspection*
Approved Product*
Process Development, Custom Synthesis, Kilo Lab, GMP Pilot Scale API
Formulation Development, Aerosol, Liquid Fill and Finish

* Contracted

DRUG DEVELOPMENT: DRUG MASTER FILES

The Following Drug Master Files (DMFs) Provide
a Foundation for Product Extensions:

THC	CBD
DRONABINOL USP	CANNABIDIOL

DRONABINOL USP


HO
H
H_3C
H
H_3C
CH_3
O

(DMF 19207)

CANNABIDIOL


CH_3
OH
H
H
H_3C
CH_2
OH
CH_3

(DMF 32552 - Generation 2)

PORTFOLIO OF PATENTS

PATENTS PENDING

CBD/Aspartame
(Formulation)

Oronasal CBD
(Formulation)

CBD Sunscreen
(Formulation)

Liquid Rizatriptan
(Composition)

Cannabinoid Manufacturing Process
Methods of Manufacturing Cannabidiol

Dronabinol Manufacturing Process
Methods of Stabilizing Dronabinol

Alternative CBD Formulation
Self-Emulsifying Cannabidiol Formulations

Alternative CBD Formulation
Cannabidiol Nanocrystal Compositions

ISSUED PATENTS

Patent No. 7,288,527
Inhibition of allergic contact dermatitis by N-L-alpha-aspartyl-L-phenylalanine

Patent No. 7,816,327
Inhibition of allergic contact dermatitis by N-L-alpha-aspartyl-L-phenylalanine

Patent No. 10,111,821
Methods and compositions for administering a specific wavelength phototherapy

Patent No. 8,628,796
Room-Temperature Stable Dronabinol Formulations

Patent No. 9,839,611
Sublingual Buprenorphine + Naloxone Spray

Patent No. 9,216,175
Sublingual Buprenorphine Spray

Patent No. 9,855,234
Sublingual Diclofenac Spray

Patent No. 9,370,518
Sublingual Sildenafil Spray

Patent No. 9,566,233
Sublingual Ondansetron Spray

The Company Growth Strategy Includes the Following Initiatives:

SYNDROS®: Update FDA Regulation Filings and Post-Approval Testing: Relaunch Sales in the US\Develop Derivatives of SYNDROS® for Mainstream Indications (Pain, Anxiety, Sleep and Dementia)

DRONABINOL: Investigate and Initiate Sale in EU, UK, AU, AS and DN; Commence Sales via Unapproved "Specials" Pathways

Continue Development on Current Platform of Investigational New Drugs (INDs): Focus On Pain, Inflammation and Migraine Applications

API's and Manufacturing: Develop a Broader Base of API and Manufacturing Customers for Synthetic Cannabinoids

Consultants and Personnel: Leverage Industry Leading Consultants and Service Providers to Rapidly Decrease Development and Regulatory Timelines

Sales and Marketing: Utilize Existing Industry Known Pharmaceutical Sales Channels to Rapidly Attack Sales Channels to Expand to Markets Outside of the U.S.

FINANCIAL HIGHLIGHTS

Revenue Growth Projected in 2022

Active Pharmaceutical Ingredients will Comprise a Majority of the Revenue

Backlog of Contract Manufacturing Revenue for 2022

SYNDROS® Regulatory Completion Scheduled for 2022, Followed by Commercial Launch

Compelling Gross Margins Forecasted at Scale

Modest Capital Expenditures Forecasted for the Foreseeable Future

Significant Investment to Date in Manufacturing and Intellectual Properties

JUPW STOCK MARKET POSITIONING

The Company Plans to Be a Leading Drug Developer and Manufacturer of Pharmaceutical Cannabinoids and Expertise to Expand into the Development of Entheogens

Market Focus

Pharmaceutical Cannabinoids

Significant Forecasted Market Opportunity

Pharmaceutical Psychedelics

Significant Forecasted Market Opportunity

Business Model

Pharmaceutical Drug Development

Cannabinoids and Psychedelics

Pharmaceutical Manufacturing

Contract Manufacturing: Internal and External Capacity

Cannabinoids and Psychedelics

Competitive Advantages

DEA/FDA/cGMP Certifications for API Manufacturing

Schedule I to III Controlled Substances

FDA Approved Drug

SYNDROS®

Investigational New Drug Applications

7 INDs: Pain and Inflammation, etc.

Patents

Synthetic CBG and THC Remediation

Growth Outlook

Cannabinoid Drug Commercialization

Strong Growth Projected in the Near-Term

Cannabinoid and Psychedelic Drug Development

Attractive Future Growth Market

Pharmaceutical Manufacturing

Strong Growth Projected for the Foreseeable Future

Financial Model

Cannabinoid Drug Commercialization

High Margin Revenue with Operating Leverage

Pharmaceutical Ingredient Manufacturing

Predictable Revenue with Attractive Margins

Cannabinoid and Psychedelic Drug Development

Hyper Revenue Growth Potential

Management Team

Industry Leading Pharmaceutical Experts

Recognized Expertise

Public Company and Corporate Governance Experts

Emerging Growth Financing and Management

Positioned for Anticipated Revenue and Earnings Growth in a Growing Market

JUPW MARKET POSITIONING VS. COMPARABLE PUBLIC COMPANIES

Jupiter Wellness Considers the Following Companies to be Comparable to it:

	Incannex	MindMed	Compass	atai Life Sciences	GW pharmaceuticals / Jazz Pharmaceuticals
Sector	Pharmaceutical Cannabinoids and Psychedelics	Pharmaceutical Psychedelics	Pharmaceutical Psychedelics	Pharmaceutical Psychedelics	Pharmaceutical Cannabinoids
TICKER:	IHL	MNMD	CMPS	ATAI	JAZZ
MARKET CAP ($M):	$458	$962	$1,400	$2,300	$8,337
2022 REV. MULT.:	NM	NM	NM	NM	3.9x
2022 EBITDA MULT.:	NM	NM	NM	NM	9.1x
REV. GROWTH:	NA	NA	NA	NA	19%
GROSS MARGIN:	NA	NA	NA	NA	93%
EBITDA MARGIN:	NA	NA	NA	NA	40%
Stage	Emerging Early-Stage Provider (Pre-Revenue)	Emerging Early-Stage Provider (Pre-Revenue)	Emerging Early-Stage Provider (Pre-Revenue)	Emerging Early-Stage Provider (Pre-Revenue)	Market Leader (Holder of 1 of 4 FDA Approved Cannabinoids)

Emerging Stage Companies that Jupiter Wellness Believes are Comparables to it

JUPITER WELLNESS

Long Term Goal

GW pharmaceuticals → Jazz Pharmaceuticals

ARENA PHARMACEUTICALS → Pfizer

GW Pharma was Acquired by Jazz Pharmaceuticals in 2021 for $7.2B

Company Overview

Name: GW Pharmaceuticals

Location: London, UK

Exchange: NASDAQ

2020 Revenue: $500M

Acquisition Value: $7.2B


100 mL
Epidiolex®
(cannabidiol)
100 mg/mL
Oral Solution
For oral administration
Rx Only

GW Pharmaceuticals is a British pharmaceutics company known for its Epilepsy drug Epidiolex, which is an oral formulation of purified cannabidiol (CBD), initially approved in the U.S. by the U.S. Food and Drug Administration (FDA).

GW Pharmaceuticals also has a multiple sclerosis treatment product, nabiximols, which was the first natural cannabis plant derivative to gain market approval in any country.

Pfizer to Acquire Arena Pharma in Deal Valued at About $6.7B

Company Overview

Name: Arena Pharmaceuticals Inc.

Location: San Diego, CA

Exchange: NASDAQ

2021 Revenue: $319K

Acquisition Value: $6.7B


O
NH
OH
H
H
N
N
N
N
O

Olorinab (APD371

Arena Pharmaceuticals, based in San Diego, Cal., is a biotech company with one segment of its drug pipeline dedicated to cannabinoid-type therapeutics.
The core of its cannabis biotech operations is the research and development of its investigational drug candidate called Olorinab (APD371). This is an oral full agonist of the cannabinoid receptor 2 that is being researched for the treatment of various symptoms, mainly concentrated on visceral pain connected with gastrointestinal illnesses.

JUPITER
WELLNESS

Next Frontier
PHARMACEUTICALS, INC.